EXHIBIT 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Amendment No. 10 to Registration Statement File No. 811-09049 on Form N-1A of Mercury Master Trust (the “Registration Statement”) of our report dated July 13, 2001 on Mercury Master International Portfolio appearing in the May 31, 2001 Annual Report of Mercury International Fund, our report dated July 12, 2001 on Mercury Master Pan-European Growth Portfolio appearing in the May 31, 2001 Annual Report of Mercury Pan-European Growth Fund, our report dated July 13, 2001 on Mercury Master U.S. Large Cap Portfolio appearing in the May 31, 2001 Annual Report of Mercury U.S. Large Cap Fund and our report dated July 13, 2001 on Mercury Master U.S. Small Cap Growth Portfolio appearing in the May 31, 2001 Annual Report of Mercury U.S. Small Cap Growth Fund.

We also consent to the incorporation by reference in the Registration Statement of our report dated November 21, 2000 on Mercury Master Select Growth Portfolio appearing in the September 30, 2000 Annual Report of Mercury Select Growth Fund and our report dated January 18, 2001 on Mercury Master Global Balanced Portfolio appearing in the November 30, 2000 Annual Report of Mercury Global Balanced Fund.

/s/ Deloitte & Touche LLP New York, New York September 20 , 2001